ALPHACORE STATISTICAL ARBITRAGE FUND

Institutional Class Shares	STAKX
Class N Shares	STTKX

(a series of Northern Lights Fund Trust (the “Trust”))

Supplement dated December 14, 2018 (effective at the close of business) to the Prospectus dated July 30, 2018

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Please be advised that effective December 14, 2018, the name of the Fund will be changed to AC Market Neutral Fund. All disclosures to the contrary in the Prospectus and SAI should be disregarded.

Additionally, effective December 17, 2018, the Fund’s adviser will seek exposure to a market neutral strategy instead of exposure to a statistical arbitrage strategy. Market neutral strategies seek to profit irrespective of overall movements of the broader market. These strategies attempt to profit from both increasing and decreasing prices in one or more markets, while seeking to avoid or mitigate certain forms of market risk. The Fund will achieve exposure to the market neutral strategy through the use of a total return swap.

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This Supplement and the existing Prospectus dated July 30, 2018, provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the Statement of Additional Information dated July 30, 2018, have been filed with the Securities and Exchange Commission, are incorporated by reference and can be obtained without charge by calling the Fund at 1-855-447-2532.

Please retain this Supplement for future reference.